Expenses by Nature	12 Months Ended
Mar. 31, 2019
Expense By Nature [Abstract]
Expenses by Nature
22.	Expenses by nature

Operating expenses are presented on the face of the consolidated statements of operations using a classification based on the functions “Inventory production costs expensed to cost of sales,” “Sales and marketing,” “Research and development,” and “General and administration.” The Company also presents other material operating expenses separately as they were deemed to be items of dissimilar function.

Operating expenses for the year ended March 31, 2019 include employee compensation and benefits of $158,161 (for the year ended March 31, 2018 – $49,971), share-based compensation of $287,782 (for the year ended March 31, 2018 – $51,177), and depreciation and amortization of $46,918 (for the year ended March 31, 2018 – $20,486).